CONSULTING  AGREEMENT
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     CONSULTING  AGREEMENT  dated  as  of  January  24,  2000  between GO ONLINE
NETWORKS  CORPORATION,  a  Delaware  corporation,  ("GONT"),  and  PETER PENSA
("Pensa").

     WHEREAS:

     A. Pensa has agreed to render consulting services with regard to the Preparation and printing of certain materials on behalf of GONT.

B. GONT desires to obtain the consulting services from Pensa and to compensate Pensa for his consulting services.

     NOW  THEREFORE,  it  is  agreed:

     1.     Compensation.  GONT  shall  pay  and cause to be issued to Pensa a
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consulting fee of 250,000  shares  of  common  stock  of  GONT (the "Shares").
such shares shall be subject toregistration by GONT on Form S-8, at GONT's sole expense

     2.     Miscellaneous.  This  Agreement (i) shall be governed by the laws of
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the  State  of  California;  (ii)  may be executed in counterparts each of which shall constitute an original; (iii) shall be binding upon the successors, representatives, agents, officers and directors of the parties; and (iv) may not be modified or changed except in a writing signed by all parties.

     This Consulting Agreement has been executed as of the date first above written.


                                  GO  ONLINE  NETWORKS  CORPORATION


                                  By:  /s/ Joseph M. Naughton
                              Joseph  M.  Naughton,  Chief  Executive Officer

                              PETER PENSA

                                /s/ Peter Pensa